DELAWARE POOLED® TRUST

The Core Plus Fixed Income Portfolio
(the “Portfolio”)

Supplement to the Portfolio’s Prospectus and Statement of Additional Information (“SAI”)
each dated February 27, 2015

Effective Nov. 27, 2015, the following replaces the information in the prospectus section entitled, “Portfolio summaries – The Core Plus Fixed Income Portfolio – Who manages the Portfolio? – Investment manager”:

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
Adam H. Brown, CFA	Senior Vice President, Senior Portfolio Manager	November 2015
Craig C. Dembek, CFA	Senior Vice President, Co-Head of Credit Research, Senior Research Analyst	December 2012
Roger A. Early, CPA, CFA	Managing Director, Head of Fixed Income Investments, Executive Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	May 2007
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	June 2002
J. David Hillmeyer, CFA	Senior Vice President, Senior Portfolio Manager	February 2014
Paul A. Matlack, CFA	Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist	December 2012
John P. McCarthy, CFA	Senior Vice President, Co-Head of Credit Research, Senior Research Analyst	December 2012
Christopher M. Testa, CFA	Senior Vice President, Senior Portfolio Manager	June 2014

Effective Nov. 27, 2015, the following replaces the biographical information for Mr. Brown in the prospectus section entitled, “Management of the Trust - Portfolio Managers” beginning on page 51.

Adam H. Brown, CFA
Senior Vice President, Senior Portfolio Manager – The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio
Adam H. Brown is a senior portfolio manager on the firm's taxable fixed income team. He manages the bank loan portfolios and is a co-portfolio manager for the high yield portfolios. Brown joined Delaware Investments in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he worked since 2002. At Four Corners, he was a co-portfolio manager on four collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

On Nov. 19, 2015, the Board of Trustees of Delaware Pooled Trust voted to approve the use of short sales as described below. These changes will be effective sixty (60) days after the date of this Supplement.

The following is added to the section in the prospectus entitled, “Additional Investment Information – Securities”:

Short sales: Short sales are transactions in which a portfolio sells a security it does not own and, at the time the short sale is effected, the portfolio incurs an obligation to replace the security borrowed no matter what its price may be at the time the portfolio delivers it to the lender.

How the Portfolios use them

The Manager for The Core Plus Fixed Income and The High-Yield Bond Portfolios may establish short positions in exchange traded funds in an attempt to isolate, manage, or reduce the risk of individual securities positions held by the Portfolio, of a decline in a particular market sector to which the Portfolio has significant exposure, or of the exposure to securities owned by the Portfolio in the aggregate. Such short sales may also be implemented in an attempt to manage the duration of the Portfolio’s holdings. There is no assurance that any such short sales will achieve their intended objective(s). The Manager will not engage in short sales for speculative purposes.

The following is added to the section in the prospectus entitled, “Risk Factors”:

Short sales risk: Short positions in securities may be more risky than long positions (purchases). If a portfolio has a short position in a security issued by an exchange traded fund and the price of such security increases, the portfolio will lose money on its short position. Furthermore, during the time when a portfolio has a short position in such security, the portfolio must borrow that security in order to make delivery on the short sale, which raises the cost to the portfolio of entering into the transaction. A portfolio is therefore subject to the risk that a third party may fail to honor the terms of its contract with the portfolio related to the securities borrowing. Short sales also involve the risk of an unlimited increase in the market price of the security sold short, which would result in a theoretically unlimited loss. Moreover, although the trading price of a share of an exchange traded fund normally tracks the net asset value of such a share, in times of market stress, this value relationship will not necessarily prevail. Any deviation between the net asset value per share of such exchange traded fund and its trading price could create other risks for a portfolio if it held a short position in the securities of such an exchange traded fund. Such other risks include the possibility of a larger loss on the short position than would otherwise be the case, the reduced likelihood that the intended benefit of the short position will achieve its objective(s), and the increased likelihood of a demand to replace the borrowed security at a time when obtaining such replacement security may be difficult or impossible at a reasonable price.

Until a portfolio replaces a borrowed security in connection with a short sale, it will be required to maintain daily a segregated account at such a level that: (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Consequently, in the event of an increase in the price of a security in which a portfolio has a short position, it may have to increase the amount of collateral to be posted and may have to sell other securities in the portfolio to be able to do so. In times of market stress, making such sales may be difficult to do because of limited and declining liquidity.

Short sale strategies are often categorized as a form of leveraging. Please refer to “Leveraging risk” for more information.

How the Portfolios strive to manage them: The Core Plus Fixed Income and The High-Yield Bond Portfolios’ total investments in exchange traded funds will not exceed 5% of net assets in any one exchange traded fund and 10% in all positions in investment companies, including exchange traded funds, in the aggregate.

Leveraging risk: The risk that certain portfolio transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing a portfolio to be more volatile than if it had not been leveraged.

How the Portfolios strive to manage them: The Core Plus Fixed Income and The High-Yield Bond Portfolios each will, consistent with industry practice, designate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the exposure created by these transactions.

The following information is added to the section in the SAI entitled, “Investment Strategies and Risks”:

Short Sales

The Core Plus Fixed Income and The High-Yield Bond Portfolios may each make short sales on exchange traded funds in an attempt to isolate, manage, or reduce the risk of individual securities positions held by the Funds, of a decline in a particular market sector to which the Funds have significant exposure, or of the exposure to securities owned by the Funds in the aggregate. Such short sales may also be implemented in an attempt to manage the duration of the Funds’ holdings. There is no assurance that any such short sales will achieve their intended objective(s). The Manager will not engage in short sales for speculative purposes.

Typically, short sales are transactions in which the Funds sell a security they do not own and, at the time a short sale is effected, the Funds incur an obligation to replace the security borrowed. The price at the time of replacement may be more or less than the price at which the security was sold by the Funds. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Funds are required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Funds replace a borrowed security in connection with a short sale, the Funds will be required to maintain daily a segregated account, containing cash or eligible securities, at such a level that: (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Funds’ total investments in exchange traded funds will not exceed 5% of net assets in any one exchange traded fund and 10% in all positions in investment companies, including exchange traded funds, in the aggregate.

The Funds will incur a loss as a result of a short sale if the price of the security sold short increases between the date of the short sale and the date on which the Funds replace the borrowed security; conversely, the Funds will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest that the Funds may be required to pay in connection with a short sale.

The ability of the Funds to effect short sales may be limited because of certain requirements the Funds must satisfy to maintain their status as a regulated investment company.

Neither Delaware Management Company nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Please keep this Supplement for future reference.

This Supplement is dated November 25, 2015.